Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF JUNE
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                                         CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

                                                                      Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                              MONTH: JUNE 2001

                           RECEIPTS AND DISBURSEMENTS

                                                                             BANK ACCOUNTS
                                     -----------------------------------------------------------------------------------------------
Amounts reported should be              NATIONAL        GROUP           GROUP           GROUP        TESSERACT GROUP     TESSERACT
per the debtor's books,                DEPOSITORY     DEPOSITORY        MEDICAL         PAYROLL         OPERATING         CHARTER
not per the bank statement           #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576    #022-978-8101    #022-922-6808
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --      376,879.47              --              --               --        31,863.49

RECEIPTS
  STUDENT FEES                          982,513.09      210,153.45
  CHARTER SCHOOL REVENUE                                                                                                          --
  ACCOUNTS RECEIVABLE                           --
  INTEREST                                                    6.10
  SALE OF ASSETS
  TRANSFERS IN FROM OTHER ACCOUNTS                      982,513.09              --      744,796.62       119,518.20               --
  OTHER (ATTACH LIST)

      TOTAL RECEIPTS                    982,513.09    1,192,672.64              --      744,796.62       119,518.20               --

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS                --       21,055.14              --      288,767.36        60,674.82         4,111.81
  CAPITAL IMPROVEMENTS
  PRE-PETITION DEBT
  TRANSFERS TO OTHER DIP ACCOUNTS       982,513.09      864,314.82                                                                --
  PAYMENTS MADE FOR SUNRISE EDU                         398,788.18                      456,029.26        59,658.38
  OTHER (VOIDS)                                                                                             (815.00)

REORGANIZATION EXPENSES:
  ATTORNEY FEES
  ACCOUNTANT FEES
  OTHER PROFESSIONAL FEES
  U.S. TRUSTEE QUARTERLY FEE
  COURT COSTS

     TOTAL DISBURSEMENTS                982,513.09    1,284,158.14              --      744,796.62       119,518.20         4,111.81
                                       -----------   -------------     -----------    ------------     ------------    -------------
ACCOUNT BALANCE -
END OF MONTH                                    --      285,393.97              --              --               --        27,751.68
                                       ===========   =============     ===========    ============     ============    =============

                                                                        BANK ACCOUNTS
                                     -------------------------------------------------------------------------------------
Amounts reported should be               CHARTER       FIRST FEDERAL     CREDITOR         PETTY CASH
per the debtor's books,              EXTRACURRICULAR   CREDIT UNION       RESERVE       EAGAN MINNESOTA
not per the bank statement            #022-922-7442   #4002-0270-922   #052-980-2118   #1-801-9204-8049        TOTAL
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                               --               --      416,633.90                 --         825,376.86

RECEIPTS
  STUDENT FEES                                                                                                1,192,666.54
  CHARTER SCHOOL REVENUE                                                                                                --
  ACCOUNTS RECEIVABLE                                                                                                   --
  INTEREST                                                                    561.97                                568.07
  SALE OF ASSETS                                                                  --                                    --
  TRANSFERS IN FROM OTHER ACCOUNTS                                                                            1,846,827.91
  OTHER (ATTACH LIST)                                                                                                   --

      TOTAL RECEIPTS                             --               --          561.97                 --       3,040,062.52

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS                                                                                374,609.13
  CAPITAL IMPROVEMENTS                                                                                                  --
  PRE-PETITION DEBT                                                                                                     --
  TRANSFERS TO OTHER DIP ACCOUNTS                --                                                  --       1,846,827.91
  PAYMENTS MADE FOR SUNRISE EDU                                                                                 914,475.82
  OTHER (VOIDS)                                                                                                    (815.00)

REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                                                                         --
  ACCOUNTANT FEES                                                                                                       --
  OTHER PROFESSIONAL FEES                                                                                               --
  U.S. TRUSTEE QUARTERLY FEE                                                                                            --
  COURT COSTS                                                                                                           --

     TOTAL DISBURSEMENTS                         --               --              --                 --       3,135,097.86
                                       ------------    -------------   -------------      -------------      -------------
ACCOUNT BALANCE -
END OF MONTH                                     --               --      417,195.87                 --         730,341.52
                                       ============    =============   =============      =============      =============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                                                               3,135,097.86
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                                  (1,846,827.91)
  LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                                   (914,475.82)
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
                                                                                                          ----------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                            373,794.13
                                                                                                          ================

                       The Tesseract Group (excl. Sunrise)
                             Statement of Operations
                       For the Month Ending June 30, 2001

REVENUE
Tuition and Fees Revenue                                          $  107,684.75
Charter Revenue                                                              --
Transportation Revenue                                                       --
Food Revenue                                                                 --
Refunds/Returns                                                          (20.73)
Discounts                                                                    --
                                                                 --------------

Total Revenue                                                        107,664.02
                                                                 --------------

OPERATIONAL COSTS
Salaries and Wages                                                   176,597.82
Taxes and Benefits                                                    14,552.33
Classroom Expenses                                                        80.39
Food Programs Expense                                                        --
Transportation Expenses                                                      --
Maintenance Expense                                                          --
Insurance Expense                                                     46,316.98
Internet Expense                                                             --
Rent Expense                                                           3,090.00
Security Services Expense                                                 46.84
Personal Property Tax Expense                                                --
Real Property Tax Expense                                                    --
Utilities Expense                                                     (5,441.04)
                                                                 --------------

Total Operational Costs                                              235,243.32
                                                                 --------------

GENERAL & ADMINISTRATIVE COSTS
Advertising, Mktg, Promo Exp                                                 --
Audit & Tax Expense                                                          --
Bad Debt Expense                                                      19,586.47
Bank Charges/Processing Fees-A                                           631.30
Computer/Technology Expense                                                  --
Consultant Fees Expense                                                      --
Investor Relations Expense                                                   --
Licenses & Fees Expense                                                      --
Office/School Supplies Expense                                               --
Penalties & Late Fees Expense                                                --
Postage and Printing Expense                                                 --
Pre-Employment Expense                                                       --
Telephone Expense                                                     (1,470.67)
Travel Expense                                                           183.99
Closed School Expense                                                        --
Corporate Overhead                                                   373,569.06
Corporate Overhead Allocated to Sunrise                             (186,785.00)
Other Expenses                                                       244,092.10
                                                                 --------------

Total General and Administrative Expenses                            449,807.25
                                                                 --------------

Gain/Loss on Sales of Fixed Assets                                (1,143,892.68)
Other Income                                                             618.72
Interest Expense                                                     (80,537.09)
                                                                 --------------

Net Interest and Other Income (Expense)                           (1,223,811.05)
                                                                 --------------

Depreciation Expense                                                         --
                                                                 --------------

Total Depreciation and Amortization                                          --
                                                                 --------------

REORGANIZATION EXPENSES
Professional Fees                                                      7,925.00
Professional Fees Allocated to Sunrise                                (3,963.00)
                                                                 --------------

Total Reorganization Expenses                                          3,962.00
                                                                 --------------

Net Income                                                       $(1,805,159.60)
                                                                 ==============

                       The Tesseract Group (excl. Sunrise)
                                  Balance Sheet
                                  June 30, 2001


ASSETS

Current Assets
Cash and Cash Equivalents                                        $   718,127.32
Accounts Receivable, net                                               2,000.00
Note Receivable from Nobel                                                   --
Prepaid Rent                                                                 --
Other Prepaid Expenses                                                       --
                                                                 --------------

Total Current Assets                                                 720,127.32

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                                  --
Deposits and Other Assets                                          1,512,992.80
                                                                 --------------

Total Assets                                                     $21,204,944.38
                                                                 ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                 $    13,360.22
Accrued Payroll and Benefits                                       1,021,490.20
Accrued Payroll Taxes                                                 62,111.49
Deferred Revenue and Tuition Deposits                                885,140.74
                                                                 --------------

Total Current Liabilities                                          1,982,102.65
                                                                 --------------

Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   3,989,515.21
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          4,348,790.44
Long-Term Debt                                                     1,703,205.97
                                                                 --------------

Total Pre-Petition Liabilities                                    16,755,834.27
                                                                 --------------

Due to Sunrise                                                       969,876.77
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           13,999.76
                                                                 --------------

Total Long-Term Liabilities                                        1,487,975.63
                                                                 --------------

Total Liabilities                                                 20,225,912.55
                                                                 --------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                  5,309,828.65
Post Petition Retained Deficit                                    (4,330,796.82)
                                                                 --------------

Total Shareholders' Equity                                           979,031.83
                                                                 --------------

Total Liabilities and Shareholders' Equity                       $21,204,944.38
                                                                 ==============

CASE NUMBER: B-00-10938-ECF-RTB                       STATUS OF ASSETS

                                                      0-30      31-60     60+
ACCOUNTS RECEIVABLE                         TOTAL     DAYS      DAYS      DAYS
-------------------                         -----     ----      ----      ----

TOTAL ACCOUNTS RECEIVABLE                  30,921     2,000        --    28,921
LESS: AMOUNT CONSIDERED UNCOLLECTIBLE      28,921                        28,921
ACCOUNTS RECEIVABLE (NET)                   2,000     2,000        --        --

                               SCHEDULED                               CURRENT
FIXED ASSETS                     AMOUNT      ADDITIONS    DELETIONS     AMOUNT
------------                     ------      ---------    ---------     ------
REAL PROPERTY                  1,867,408           00     1,867,408       (0)

BUILDING IMPROVEMENTS/PLANT      846,395       16,066       862,461       (0)
ACCUMULATED DEPRECIATION        (136,823)     (33,112)     (169,935)       0
NET BUILDINGS/PLANT              709,573      (17,047)      692,526       (0)

EQUIPMENT                      5,466,149       11,637     5,477,786       (0)
ACCUMULATED DEPRECIATION      (2,404,930)    (533,426)   (2,938,357)       0
NET EQUIPMENT                  3,061,218     (521,789)    2,539,429       (0)

AUTOS & VEHICLES                 557,586           00       557,586       --
ACCUMULATED DEPRECIATION        (259,791)     (65,272)     (325,063)       0
NET AUTOS & VEHICLES             297,795      (65,272)      232,523        0

NOTE: Reduction in assets due to sale of Private and Charter School assets.

CASE NUMBER: B-00-10938-ECF-RTB                STATUS OF LIABILITIES
                                               AND SENSITIVE PAYMENTS

      POSTPETITION
   UNPAID OBLIGATIONS             TOTAL        0-30     31-60    61-90     91+
   ------------------           ---------   ---------   -----    -----   ------
ACCOUNTS PAYABLE                   13,360         (575)    --       --   13,935
TAXES PAYABLE                      62,111       62,111
ACCRUED SALARIES AND BENEFITS   1,021,490    1,021,490
PREPAID TUITION AND DEPOSITS      885,141      885,141
SECURED DEBT
OTHER (ATTACH LIST)
                                ---------   ----------   ----     ----   ------
TOTAL POST-PETITION
     LIABILITIES                1,982,102    1,968,168     --       --   13,935
                                =========   ==========   ====     ====   ======

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                         AMOUNT PD      TOTAL PD
NAME                  REASON FOR PAYMENT                THIS MONTH      TO DATE
----                  ------------------                ----------      -------
Lucian Spataro        Wages and Exp. Reimbursement              --    129,134.79
Ernie Recsetar        Wages                                     --     22,000.00
Michael Lynch         Wages and Exp. Reimbursement       15,839.79    138,313.35
Gary Lilyquist        Wages and Exp. Reimbursement              --     80,239.99
                                                        ----------   -----------
TOTAL PAYMENTS TO INSIDERS                               15,839.79    369,688.13
                                                        ==========   ===========

                                  PROFESSIONALS

                      DATE OF COURT                           TOTAL
                    ORDER AUTHORIZING   AMOUNT     AMOUNT   TOTAL PAID  INCURRED
NAME                     PAYMENT       APPROVED     PAID     TO DATE    & UNPAID
----                     -------       --------     ----     -------    --------
Bryan Cave                                    0          0  47,759.54
Engleman & Berger, PC                         0          0  49,127.11

CASE NUMBER: B-00-10938-ECF-RTB                                  CASE STATUS

QUESTIONNAIRE
                                                                YES        NO
                                                                ---        --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 78

INSURANCE

                    CARRIER AND    PERIOD    EXPIRATION     PAYMENT AMOUNT
TYPE OF POLICY     POLICY NUMBER   COVERED      DATE         & FREQUENCY
--------------     -------------   -------      ----         -----------
Gen Liability      CLI0020446      3/1/2001   7/31/2001    Paid in full
Auto Liability     70APN164181     3/1/2001   7/31/2001    Paid in full
Excess Liability   UMI0000567      3/1/2001   7/31/2001    Paid in full
Workers Comp       307512-4       12/1/2000  11/30/2001    Monthly as a % of PR
Blanket Contents   59UUMUN3158     3/1/2001   7/31/2001    Paid in full

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS
                                                                    Total For
                                                                    June 2001
                                                                  -------------

BEGINNING FUNDS AVAILABLE:                                        $  825,376.87
                                                                  -------------

Cash In:  Telecheck                                               $  210,153.45
          Credit Card Deposit (Preschools)                           426,294.78
          Credit Card Deposit (Private)                                  831.02
          Credit Card Deposit (Charter)                                      --
          Regular Deposits (Preschools)                              417,960.63
          Regular Deposits (Private)                                   7,734.89
          Regular Deposits (Charter)                                 120,169.38
          Regular Deposits (Corporate)                                 9,851.39
          Other  Deposit (Charter)                                           --
          Interest                                                       568.07
          Interest on LTC Acct                                               --
          Voids                                                          815.00
                                                                  -------------
Daily Cash In:                                                    $1,194,378.61
                                                                  =============

Cash Out: Preschool A/P                                           $  398,788.18
          Charter A/P                                                  5,128.25
          Private A/P                                                        --
          Corporate A/P                                              119,316.76
          TesseracT Payroll                                          165,526.57
          Preschool Payroll                                          456,029.26
          Charter Payroll                                            123,240.79
          College PR                                                         --
          Preschool NSF                                                  329.00
          Medical Claims                                                     --
          Banking and Payroll Fees                                    21,055.14
          LTC Payment                                                        --
          LTC Fees                                                           --
                                                                  -------------
Daily Cash Out:                                                   $1,289,413.95
                                                                  =============

Net Cash In/Out:                                                  $  (95,035.34)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $  730,341.53
                                                                  =============

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB

                                                                    Total For
                                                                    June 2001
                                                                  ------------

BEGINNING FUNDS AVAILABLE:                                        $ 651,600.84
                                                                  ------------

Cash In: Credit Card Deposit (Private)                            $     831.02
         Credit Card Deposit (Charter)                                      --
         Regular Deposits (Private)                                   7,734.89
         Regular Deposits (Charter)                                 120,169.38
         Regular Deposits (Corporate)                                 9,851.39
         Other Deposit (Charter)                                            --
         Interest                                                       568.07
                                                                  ------------
Daily Cash In:                                                    $ 139,154.75
                                                                  ============


Cash Out: Charter A/P                                             $   5,128.25
          Private A/P                                                       --
          Corporate A/P                                             119,316.76
          Corporate A/P (allocated to Sunrise)                      (59,658.38)
          TesseracT Payroll                                         165,526.57
          Charter Payroll                                           123,240.79
          Medical Claims                                                    --
          Banking Fees                                               21,055.14
          LTC Payment                                                       --
          Voids                                                        (815.00)
                                                                  ------------

Daily Cash Out:                                                   $ 373,794.13
                                                                  ============

Net Cash In/Out:                                                  $(234,639.38)
                                                                  ------------

ENDING FUNDS AVAILABLE:                                           $ 416,961.46
                                                                  ============

                                Corporate Company
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

* Voided Checks

                                                                                                      Audit
Check Number           Vendor ID       Vendor Check Name                Check Date   Checkbook ID   Trail Code          Amount
------------           ---------       -----------------                ----------   ------------   ----------          ------
200012899              AT&T78522-B     AT&T - 78225                           6/1/01   OPERATING2    PMCHK00000265        $14.85
200012900              FEDEXP000-B     FEDERAL EXPRESS                        6/1/01   OPERATING2    PMCHK00000265       $158.48
200012901              WELFAR003-B     WELLS FARGO (MN)                       6/1/01   OPERATING2    PMCHK00000265       $710.53
200012902              AMEPRI000-B     AMERIPRIDE LINEN AND APPAREL           6/4/01   OPERATING2    PMCHK00000266        $23.98
200012903              AT&TPHO00-B     AT&T PHOENIX-78225                     6/4/01   OPERATING2    PMCHK00000266         $3.23
200012904              ATTGA0000-B     ATT-GA-277019                          6/4/01   OPERATING2    PMCHK00000266       $752.40
200012905              SHAFOO000-B     SHAMROCK FOODS COMPANY                 6/4/01   OPERATING2    PMCHK00000266        $57.58
200012906              LYN000000-B     LYNCH,MICHAEL                          6/5/01   OPERATING2    PMCHK00000267       $726.04
200012907              UNIOMA000-B     UNITED OF OMAHA                        6/6/01   OPERATING2    PMCHK00000268     $6,455.17
200012908              FEDEXP000-B     FEDERAL EXPRESS                        6/8/01   OPERATING2    PMCHK00000269        $48.88
200012909              IKOOFF003-B     IKON OFFICE SOLUTIONS (CA)             6/8/01   OPERATING2    PMCHK00000269       $118.89
200012910              KP0LIM000-B     KP LIMITED INC                         6/8/01   OPERATING2    PMCHK00000269        $77.18
200012911              RIVJUD000-B     JUDI RIVERA                            6/8/01   OPERATING2    PMCHK00000269        $15.22
200012912              SUMSCH000-B     SUMMIT SCHOOL OF AHWATUKEE             6/8/01   OPERATING2    PMCHK00000269     $1,372.43
200012913              APS200000-B     APS - 2907                             6/8/01   OPERATING2    PMCHK00000270     $6,825.44
200012914              CITSCOUTI-B     CITY OF SCOTTSDALE-UTILITIES           6/8/01   OPERATING2    PMCHK00000270     $1,169.32
200012915              DOCTEC000-B     DOCUMENT TECHNOLOGIES                  6/8/01   OPERATING2    PMCHK00000270     $1,123.93
200012916              PARWAS000-B     PARADISE WASTE SERVICES                6/8/01   OPERATING2    PMCHK00000270        $52.86
200012917              US0WES003-B     US WEST COMMUNICATIONS-29060           6/8/01   OPERATING2    PMCHK00000270     $1,023.47
200012918              MUTOMA001-B     MUTUAL OMAHA-NE                       6/11/01   OPERATING2    PMCHK00000271    $23,019.14
200012919              MUTOMA001-B     MUTUAL OMAHA-NE                       6/11/01   OPERATING2    PMCHK00000272    $10,901.03
200012920              BONJAM000-B     JAMES BONFIGLIO                       6/12/01   OPERATING2    PMCHK00000273     $2,925.00
200012921              PARCHR001-B     CHRISTINE PARADIS                     6/13/01   OPERATING2    PMCHK00000274       $500.00
200012922              MAN FIN000-B    MANULIFE FINANCIAL                    6/15/01   OPERATING2    PMCHK00000275     $2,693.52
200012923              MAN FIN000-B    MANULIFE FINANCIAL                    6/15/01   OPERATING2    PMCHK00000275     $2,236.77
200012924              CULWAT000-B     CULLIGAN WATER COND                   6/18/01   OPERATING2    PMCHK00000276        $24.91
200012925              KP0LIM000-B     KP LIMITED INC                        6/18/01   OPERATING2    PMCHK00000276       $483.44
200012926              PROONE000-B     PROTECTION ONE - AZ                   6/18/01   OPERATING2    PMCHK00000276        $46.84
200012927              FEDEXP000-B     FEDERAL EXPRESS                       6/18/01   OPERATING2    PMCHK00000277       $113.90
200012928              IMPFIN000-B     IMPERIAL FINANCIAL PRINTING           6/18/01   OPERATING2    PMCHK00000277       $195.50
200012929              KP0LIM000-B     KP LIMITED INC                        6/18/01   OPERATING2    PMCHK00000277       $530.67
200012930              LANMAR000-B     MARK LANE                             6/18/01   OPERATING2    PMCHK00000277        $30.51
200012931              MOOBRI000-B     MOORE, BRIAN                          6/18/01   OPERATING2    PMCHK00000277        $64.49
200012932              THEHAR000-B     THE HARTFORD                          6/18/01   OPERATING2    PMCHK00000277     $1,203.19
200012933              US0WES003-B     US WEST COMMUNICATIONS-29060          6/18/01   OPERATING2    PMCHK00000277       $238.21
200012935              ARC000000-B     ARC                                   6/21/01   OPERATING2    PMCHK00000278       $705.39
200012936              EMPUNI000-B     EMPLOYERS UNITIY INC                  6/21/01   OPERATING2    PMCHK00000279       $643.75
200012937              LYN000000-B     LYNCH,MICHAEL                         6/21/01   OPERATING2    PMCHK00000279     $2,186.59
200012938              MUTOMA001-B     MUTUAL OMAHA-NE                       6/21/01   OPERATING2    PMCHK00000279       $351.03
200012939              FEDEXP000-B     FEDERAL EXPRESS                       6/22/01   OPERATING2    PMCHK00000280       $291.46
200012940              KP0LIM000-B     KP LIMITED INC                        6/22/01   OPERATING2    PMCHK00000280       $530.67
200012941              SHUAHW000-B     SHRGARD OF AHWATUKEE                  6/22/01   OPERATING2    PMCHK00000280       $296.91
200012942              CIGEMP000-B     CIGNA EMPLOYEE BENE-PPO               6/26/01   OPERATING2    PMCHK00000281     $1,977.34
200012943              CONGEN000-B     CONNECTICUT GENERAL LIFE              6/26/01   OPERATING2    PMCHK00000281    $39,251.67
200012944              CONGENLIF-B     CONNECTICUT GENERAL LIFE-DENT         6/26/01   OPERATING2    PMCHK00000281     $3,138.19
200012945              MOOBRI000-B     MOORE, BRIAN                          6/29/01   OPERATING2    PMCHK00000282       $500.00
200012946              SHE000000-B     SHEARER,DAN                           6/29/01   OPERATING2    PMCHK00000282       $500.00
200012947              ADMRES000-B     ADMINISTRATIVE RESOURCES & CO    N 06/29/2001   OPERATING2    PMCHK00000283       $150.48
200012948              ADMRES000-B     ADMINISTRATIVE RESOURCES & CO    N 06/29/2001   OPERATING2    PMCHK00000283       $162.64
200012949              ARC000000-B     ARC                                   6/29/01   OPERATING2    PMCHK00000283       $100.00
200012950              MAN FIN000-B    MANULIFE FINANCIAL                    6/29/01   OPERATING2    PMCHK00000283     $1,622.79
200012951              SPEINC000-B     SPECTERA, INC.                        6/29/01   OPERATING2    PMCHK00000283       $970.85
                                                                                                                     -----------
Total Checks: 52                                                                          Total Amount of Checks:    $119,316.76
                                                                                                                     ===========

                                 Owned Charters
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

* Voided Checks

                                                                                               Audit
Check Number   Vendor ID        Vendor Check Name                Check Date   Checkbook ID   Trail Code         Amount
------------   ---------        -----------------                ----------   ------------   ----------         ------
800050505      APS200000-B      APS - 2907                          6/4/01     OPERATING      PMCHK00000078     $1,047.02
800050506      MANLIF000-B      MANULIFE FINNANCIAL                 6/4/01     OPERATING      PMCHK00000078       $344.21
800050507      SLAJAC000-B      JACK SLATE                          6/4/01     OPERATING      PMCHK00000078       $111.86
800050508      US0WES003-B      US WEST COMMUNICATIONS-29060        6/4/01     OPERATING      PMCHK00000078       $447.79
800050509      DOCTEC000-B      DOCUMENT TECHNOLOGIES               6/8/01     OPERATING      PMCHK00000080       $388.60
800050510      PROOFF000-B      PRO OFFICE EQUIPMENT, INC.          6/8/01     OPERATING      PMCHK00000080       $223.59
800050511      SOUGAS000-B      SOUTHWEST GAS CORPORATION           6/8/01     OPERATING      PMCHK00000080        $21.68
800050513      MANLIF000-B      MANULIFE FINNANCIAL                6/15/01     OPERATING      PMCHK00000082       $118.06
800050514      CITPHOWAT-B      CITY OF PHOENIX (WATER SVCS)2      6/18/01     OPERATING      PMCHK00000083       $432.14
800050515      KP0LIM000-B      KP LIMITED INC                     6/18/01     OPERATING      PMCHK00000083       $470.61
800050516      THEHAR000-B      THE HARTFORD                       6/18/01     OPERATING      PMCHK00000083     $1,203.19
800050518      MANLIF000-B      MANULIFE FINNANCIAL                6/22/01     OPERATING      PMCHK00000085       $118.06
800050519      CITSIEVI2-B      CITY OF SIERRA VISTA               6/22/01     OPERATING      PMCHK00000086        $17.45
800050520      CRAVER000-B      VERONICA CRAMER                    6/22/01     OPERATING      PMCHK00000086        $35.19
800050521      HUNLIL000-B      HUNT, LILLIAN                      6/22/01     OPERATING      PMCHK00000086        $24.80
800050522      MAHBAR000-B      BARBARA MAHOOD                     6/22/01     OPERATING      PMCHK00000086       $124.00
                                                                                                                ---------
Total Checks: 16                                                                    Total Amount of Checks:     $5,128.25
                                                                                                                =========